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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2007

                              ONCOLOGIX TECH, INC.
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           (Name of Small Business Issuer as Specified in Its Charter)

                                    0-15482
                             ----------------------
                            (Commission File Number)

             Nevada                                              86-1006416
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                    3725 Lawrenceville-Suwanee Rd., Suite B-7
                                Suwanee, GA 30024
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                    (Address of principal executive offices)

                                 (770) 831-8818
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01     Other Events.

         On July 16, 2007, we discovered, during additional testing of our Oncosphere product, more rigorous than our original feasibility testing, a rate of radiation leaching from the microsphere surface higher than anticipated. "Leaching" refers to the amount of radiation physically released from the microspheres that had been previously thought to be bound. We believe that the level of leaching observed is high enough that future progress with the product requires further investigation into process and material modifications to reduce or eliminate the leaching. We believe that in accomplishing this, we will need to replace one or more of the constituent components of the Oncosphere with similar or new components. We have already begun to explore and test several alternative processes and materials that we believe would meet the performance conditions expected in the human body and the requirements of the FDA. Testing that simulates the conditions of the body is required by medical device standards and the FDA.

         Subject to further review, we believe that there is sufficient cash on hand to enable us to develop and test a new design within approximately two months. There is no assurance that the necessary re-design can be accomplished with those funds and within that time or even at all. Our previous estimate that approximately $5,000,000 will be required to complete the pre-clinical testing phase and the clinical approval phase, has been revised to a requirement of approximately $6,000,000.

         Our ability to complete any new development is dependent on our ability, which is uncertain, to raise additional funds from the proceeds of new loans or the sale of additional equity. As with any development stage medical device product, there can be no guarantee that even with sufficient funds the product design will be successful or that the FDA will ultimately provide approval for its clinical or commercial use.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit        Title

99             Press release issued by Oncologix Tech, Inc., dated July 19,
               2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 19, 2007                        ONCOLOGIX TECH INC.


                                            By:  /s/  Andrew M. Green
                                               --------------------------------
                                                      Andrew M. Green,
                                                      Chief Executive Officer
                                                      and President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer